                                                                   Exhibit 10.32



                 MORTGAGE AND NOTE MODIFICATION AND ASSUMPTION
                                   AGREEMENT

     THIS AGREEMENT made and entered into this 9th_ day of December, 1997 by and between the TRUSTEE OF THE M.B. CO., INC. PENSION PLAN, the TRUSTEE OF
THE MENSWEAR-BOYSWEAR CO., INC. PENSION PLAN, the TRUSTEE OF THE
DOMENICK GRECO REVOCABLE TRUST, STANLEY ELKMAN, the TRUSTEE OF THE
ARTHUR A. KOBER CO., INC. EMPLOYEES PROFIT SHARING FUND, and MORTON J.
BERMAN, with offices located at 4541 White Cedar Lane, Delray Beach, FL 33044 (hereinafter referred to as 'Mortgagee and CAPITOL RESORTS OF FLORIDA, INC., a Florida corporation, with offices located at 10605 Maumelle Blvd., #C, Maumelle, AR 72113 (hereinafter collectively referred to as "Mortgagor");

                                  WITNESSETH:

  WHEREAS, Lucaya Beach Hotel Corporation heretofore executed and delivered to Del-Aire Management Co., Inc. a certain promissory note dated the 26th day of February 1992 in the original principal amount of ONE MILLION TWO-HUNDRED THOUSAND DOLLARS ($1,200,000.00) (the "Note"); and

  WHEREAS, THE Note is secured by that certain Purchase Money Leasehold
Mortgage and Security Agreement made by Lucaya Beach Hotel Corporation in favor of Del-Aire Management Co., Inc. dated the 26th day of February 1992, and recorded the 28th day of February, 1992 in Official Records Book 19218, Page 815, of the Public Records of Broward County, Florida (the "Mortgage"), as modified by Mortgage and Note Modification Agreement dated the 22nd day of January, 1997 and recorded 3rd day of February, 1997 in Official Records Book 25980, Page 735, of the Public Records of Broward County, Florida {the "Modification") (the Mortgage as Modified by the Modification being hereinafter referred to as the "Modified Mortgage"), which Modified Mortgage encumbers lands more particularly described in Exhibit "A" attached hereto and by reference made a part hereof, lying, being and situate in Broward County, Florida
(the "Property"); and

  WHEREAS, Mortgagee is the owner and holder of the Note and the Modified Mortgage, having obtained same by Assignment of Mortgage dated the 28th day of May, 1993 and recorded in Official Records book 21050, Page 330, of the Public records of Broward County, Florida; and

  WHEREAS, Mortgagor, by virtue of that certain Assignment of Lease dated the date hereof and recorded concurrently herewith in the Public Records of Broward County, Florida, has become the owner of the Property; and

  WHEREAS, Mortgagor desires to obtain the approval of the Mortgagee for the conveyance to Mortgagor of title to the Property so that such conveyance will not constitute a default under tile Modified Mortgage; and

                                    Page 1
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  WHEREAS, Mortgagee is willing to provide its approval to the aforesaid conveyance provided that Mortgagor assumes the Modified Mortgage and agrees to the modifications of the Modified Mortgage and the Note hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual benefits accruing to the respective parties under the provisions of this Agreement it is hereby agreed as follows:

  1. Recitals. The foregoing recitals are true and correct and are incorporated herein by reference as though set out in full.

  2. Outstanding Principal Balance. As of the date hereof the outstanding principal balance of the Note (including the $100,000.00 readvancement made on or about December 20, 1996) is $1,158,000.00, the December, 1997 payment having been received by Mortgagee and credited. The next payment under the Note and Mortgage is due on January 1, 1998. The Modified Mortgage and Note are in good standing and not in default.

  3. Option To Extend; Modification of Monthly Payment Mortgagor has exercised the first option to extend the Note and Mortgage as provided pursuant to the Modification. Notwithstanding anything to the contrary contained in the Modification, Mortgagor shall have the right and option to extend the Note and Mortgage for two (2) consecutive extension periods of one (1) year each (subject to payment of an annual extension fee in an amount equal to one percent (1%) of the then outstanding principal balance of the Note (but not including that portion of the then outstanding principal balance of the Note which represents the aforesaid $100,000.00 re-advancement made on or about December 20, 1996), said extension fee to be due and payable on or before March 1 each year prior to the commencement of each extension period); so that said Note and Mortgage will become all due and payable on the 1st day of April, 1999 (if the first extension is exercised), and on the 1st day of April, 2000 (if the second extension is also exercised). In order to exercise the aforesaid right and option Mortgagor shall, on or before March 1 of each year prior to the commencement of each extension period, notify the Mortgagee in writing of Mortgagee's election to exercise the right and option and, in each such case, such written notice must be accompanied by the aforesaid appropriate extension fee. Mortgagor agrees that, if Mortgagor exercises the first option to extend, the payment due under the Note for each month, beginning with the payment due on the 1st day of May, 1998, and continuing thereafter from month to month until maturity, shall be the sum of Seventeen Thousand One-Hundred Nineteen and 85/100 ths Dollars ($17,119.85), and each such payment shall be applied first to interest accruing under the Note and then to principal.

  4. Application of Proceeds of Purchase Monty Obligations. Notwithstanding anything to the contrary contained in section 5 of the Modification, the monthly proceeds of the purchase money obligations held by Mortgagee as additional collateral for the Mortgage shall be applied and distributed as follows: an amount of such proceeds equal to the payment due each calendar month under the Note (as modified by the Modification and as modified by this instrument) shall be applied as and when received upon the indebtedness represented by the Note, first to accrued interest and then to principal, and the remaining proceeds for such calendar month shall be paid over by Mortgagee to Mortgagor.

  5. Escrows for Taxes, Insurance and Ground Lease Payments. Notwithstanding the requirements of section 6 of the Modification, from and after the date hereof Mortgagor shall not be required to escrow funds for payment of premiums for flood, hazard or liability insurance on the Property; but nothing herein shall be construed as a waiver or modification of Mortgagor's right to keep such insurance in force or to make payments for real estate tax and ground lease payments as otherwise required by the Modified Mortgage.

     6. Assumption. Mortgagor shall and does hereby assume and agree to pay the Note and Modified Mortgage as further modified by this instrument; and in consideration thereof and of the agreements and undertakings set forth herein, Mortgagee shall and does hereby approve the conveyance of the Property to Mortgagor and Mortgagee shall and does hereby consent to the assumption by Mortgagor of the Modified Mortgage as further modified by this instrument.

     7. First Leasehold Mortgage. Notwithstanding the changes, amendments and modifications provided herein, and notwithstanding any transfer or conveyance of the Property to Mortgagor, and notwithstanding any sub-leasing of individual apartments and/or commercial spaces upon the Property, the Modified Mortgage as further modified by this instrument is and will remain a first leasehold mortgage.

     8. Modification of Financing Statement. This Mortgage and Note Modification and
Assumption Agreement shall also constitute a modification of that certain UCC 1 financing
Statement recorded February 28, 1992 in Official Records Book 19218, Page 842, of the Public Records of Broward County, Florida.

     9. Full Force and Effect; Conflicts. This modification is made upon the express agreement and understanding that, except as herein specifically set forth, the Modified Mortgage and the Note shall remain unmodified and in full force and effect. In the event of any conflict between the terms and provisions of the Mortgage, Modification or Note and the terms and provisions of this Mortgage and Note Modification and Assumption Agreement, the terms and provisions of this Mortgage and Note Modification and Assumption Agreement shall take precedence.

     10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Witnesses
                                    MORTGAGEE:
                                    TRUSTEE OF THE M.B. CO, INC
                                    PENSION PLAN


                                    By: /s/ Domenic Greco
                                    ---------------------
/s/ Howard Bloom                    DOMENICK GRECO as Trustee of the MB
                                    Co., Inc. Pension Plan

/s/ Lucianne Oppenheim



Print Name
                                    TRUSTEE OF THE MENSWEAR-BOYSWEAR
                                    CO., INC. PENSION  PLAN
/s/ Howard Bloom

/s/ Lucianne Oppenheim              /s/ Domenic Greco
                                    DOMENIC GRECO, as Trustee of the
                                    Menswear-Boyswear Co., Inc. Pension
                                    Plan


                                    TRUSTEE OF THE DOMENIC GRECO
                                    REVOCABLE TRUST


/s/ Howard Bloom                    /s/ Domenic Greco
                                    DOMENICK GRECO, as Trustee Of The
/s/ Lucianne Oppenheim              Domenick Greco Revocable Trust



/s/ Howard Bloom                    /s/ Stanley Elkman
/s/ Lucianne Oppenheim              STANLEY ELKMAN


                                    CELIA WACHS BERMAN TRUST "B"

/s/ Howard Bloom
                                    By: /s/ Morton J. Berman
/s/ Lucianne Oppenheim
                                    MORTON J. BERMAN, TRUSTEE



/s/ Howard Bloom                    /s/ Morton J. Berman
                                    MORTON J BERMAN
/s/ Lucianne Oppenheim

                                    MORTGAGOR:

                                    CAPITOL RESORTS OF FLORIDA,  INC., a
                                    Florida corporation
/s/ Domenic Greco

/s/ Raymond C. Baptista
                                    /s/ David Paes

                                    David Paes, Vice President



Print Name


State of Florida County of Broward

        The foregoing instrument was acknowledged before me this 22nd of January 1997, by DOMENICK GRECO as TRUSTEE OF THE M.B. CO., INC. PENSION PLAN who is personally known to me, or who has produced ________________ as identification, and who did / did not take an oath.





LINDA L. MEANS                                  Signature of Person Taking
                                                Acknowledgment
MY COMMISSION # CC 421559
EXPIRES: NOV 17, 1998                           /s/ Linda L. Means
                                                ------------------
                                                LINDA L. MEANS

State of Florida
County of Broward


    The foregoing instrument was acknowledged before me this 22 of December.
                                                                   ---------
1997, by DOMENICK GRECO as TRUSTEE OF THE MENSWEAR.BOYSWEAR CO., INC. PENSION
----
PLAN who. is personally known to me. or who has produced _______________ as
     ------------------------------
identification, and who did / did not take an oath


                              Signature of Person Taking Acknowledgment

                              /s/ Colleen Krysmalski
                              (Title or Rank) (Serial Number, if any)

                              COLLEEN KRYSMALSKI
                              MY COMMISSION # CC 617843
                              EXPIRES: March 19, 2001

State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9 day of December, 1997, by DOMENICK GRECO as TRUSTEE OF THE DOMENICK GRECO REVOCABLE
--------------
TRUST who is personally known to me, or who has produced ___________________ as
      ---------------------------------
identification, and who did / did not take oath.



                        Signature of Person Taking Acknowledgment

                                        /s/ Colleen Krysmalski
                                        (Title or Rank) (Serial Number, if any)


                                        COLLEEN KRYSMALSKI
                                        MY COMMISSION # CC 617843
                                        EXPIRES: March 19, 2001



State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9 day of December, 1997, by STANLEY ELKMAN who is personally known to me, or who has
--------------                    ---------------------------------
produced ___________________ as identification, and who did / did not take oath.



                        Signature of Person Taking Acknowledgment

                                        /s/ Colleen Krysmalski
                                        (Title or Rank) (Serial Number, if any)


                                        COLLEEN KRYSMALSKI
                                        MY COMMISSION # CC 617843
                                        EXPIRES: March 19, 2001


State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9 day of December, 1997, by MORTON J. BERMAN as TRUSTEE OF THE CELIA WACHS BERMAN TRUST
--------------
"B" who is personally known to me, or who has produced ___________________ as
    ---------------------------------
identification, and who did / did not take  oath.


                Signature of Person Taking Acknowledgement

                                /s/ Colleen Krysmalski
                                (Title or Rank) (Serial Number, if any)

                                COLLEEN KRYSMALSKI
                                MY COMMISSION # CC 617843
                                EXPIRES: March 19, 2001 State of Florida


State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9 day of December, 1997, by MORTON J. BERMAN who is personally known to me, or who has
--------------                      ---------------------------------
produced ___________________ as identification, and who did / did not take oath.



                        Signature of Person Taking Acknowledgment

                                        /s/ Colleen Krysmalski
                                        Title or Rank) (Serial Number, if any)


                                        COLLEEN KRYSMALSKI
                                        MY COMMISSION # CC 617843
                                        EXPIRES: March 19, 2001 State of Florida



State of Florida
County of Broward

        The foregoing instrument was acknowledged before me this 9 day of December, 1997, by DAVID PAES as VICE PRESIDENT of CAPITOL RESORTS OF FLORIDA,
--------------
INC., who is personally known to me, or who has produced ___________________ as
---------------------------------
identification, and who did / did not take  oath.



                        Signature of Person Taking Acknowledgment

                                      /s/ Colleen Krysmalski
                                      Title or Rank) (Serial Number, if any)

                                      COLLEEN KRYSMALSKI
                                      MY COMMISSION # CC 617843
                                      EXPIRES: March 19, 2001 State of Florida

Exhibit "A"
                               Legal Description

That certain real property lying, being and situated in Broward County, Florida, and more particularly described as follows:

     The lessee's interest in a 99 year leasehold created pursuant to lease dated February 10, 1965 made and entered into by and between Nancy H. Newell and Jane H. Tubbs, as lessors, and Lighthouse Point Construction Corp., as lessee, recorded in Official Records Book 2973, Page 677, of the Public Records of Broward County, Florida, and re-recorded in Official Records Book 3069, Page 186, of the Public Records of Broward County, Florida; which leasehold covers the following described real property; to wit:

     Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA RESUBDIVISION, according to the Plat thereof, recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida.

     TOGETHER WITH that portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16 in said Block 13.

     TOGETHER WITH the following described property:

     Begin at the intersection of the Center Line of Alta Avenue with a westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat book 1, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of 45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.